UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020
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Axonics Modulation Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 28, 2020, Raphaël Wisniewski resigned from the Board of Directors (the “Board”) of Axonics Modulation Technologies, Inc. (the “Company”), and in doing so left positions as the Chairman of the Board and Chair of the Compensation Committee of the Board. Mr. Wisniewski’s decision to resign was not the result of any disagreement with the Company, the Board, management, or any matter relating to the Company’s operations, policies or practices.
The Board appointed Michael H. Carrel to succeed Mr. Wisniewski as Chairman of the Board. Mr. Carrel has served as a member of the Board and a member of the Compensation Committee since February 2019.
In addition, the Board appointed Juliet Tammenoms Bakker to succeed Mr. Wisniewski as the Chair of the Compensation Committee and Nancy Snyderman as a member of the Compensation Committee.

Item 8.01.    Other Events.
On April 29, 2020, the Company issued a press release announcing certain of the matters described in Item 5.02 of this Current Report on Form 8-K. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Axonics Modulation Technologies, Inc., dated April 29, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS MODULATION TECHNOLOGIES, INC.

Dated: May 1, 2020	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer